                         SoGen Overseas Variable Fund


                                   [GRAPHIC]


                                 Annual Report

                               December 31, 1998

                          SoGen Overseas Variable Fund

                             THE PRESIDENT'S LETTER

Dear Shareholder:

  From February 3, 1997 (commencement of operations) through December 31, 1998, the value of an investment in your Fund increased at a compounded average an-nual rate of 0.95%. Over the past twelve months, the rate was 4.21%.

  As of December 31, 1998 your Fund's net assets, on an economic basis, were invested as follows:

             Foreign stocks(/1/)      90.7%
             U.S. dollar bonds         4.0
             Foreign currency bonds    4.2
             Cash and equivalents      1.1
                                     -----
                                     100.0%
                                     =====

--------
(/1/) Includes convertible bonds with moderate premia.

  About 38% of the foreign stock portfolio was invested in developed countries in continental Europe and 24% in Japan. Other relatively large investments were in New Zealand (8%), Latin America (4%), Australia (3%), Hong Kong (3%) and Canada (2%).

  In 1998, circumstances continued to be hostile to our investment style: small "value" stocks did poorly by comparison with big "growth" stocks. However, we remain confident that in the not too distant future, the merits of the compa-nies we have invested in will be recognized, and the low valuations of their securities will be seen as appealing.

  For example, Societe Immobiliere Marseillaise, the Lazard-run holding company based in France, provides exposure to successful companies such as Danone, Pearson and Generali, at a discount of at least 50%.

  We intend to be patient, and are thankful for your own patience.

                                          Sincerely yours,

                                          /s/ Jean-Marie Eveillard

                                          Jean-Marie Eveillard
                                          President

February 1, 1999

                         SoGen Overseas Variable Fund

                              INVESTMENT RESULTS

            Comparisons of Change in Value of a $10,000 Investment
              in SoGen Overseas Variable Fund and Various Indices
              ---------------------------------------------------

            Average Annual Rates of Return as of December 31, 1998



                 Since Commencement
                   of Operations
                      (2/3/97)                  1 Year
                   -------------             -----------
                       0.95%                    4.21%

            Sogen Overseas Variable Fund  Consumer Price Index  MSCI EAFE Index
1/31/97                10000                       10000            10000
3/31/97                10010                       10031            10200
6/30/97                10760                       10056            11524
9/30/97                10590                       10119            11443
12/31/97                9770                       10157            10547
3/31/98                10610                       10163            12098
6/30/98                10510                       10226            12227
9/30/98                 9310                       10263            10489
12/31/98               10182                       10320            12656

Performance is historical and is not indicative of future results. The Fund's results assume reinvestment of income dividends and capital gains distributions. The MSCI EAFE Index return assumes reinvestment of dividends. Unlike Fund returns, the indices do not reflect any fees or expenses.

                          SoGen Overseas Variable Fund

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  Despite continued concerns over the impact of the Asian crisis on global economies, U.S. and European stock market indices continued to surge ahead un-til mid-July, 1998. At that time, three successive developments caused all mar-kets to reverse course and to fall steeply: Russia devalued its currency and defaulted on its Ruble denominated obligations, the outlook in Latin America worsened as Brazil became an area of increased concern, and finally, a large, highly leveraged U.S. hedge fund nearly collapsed in September. Within a few weeks, mature stock markets lost 20% to 30% of their value while emerging mar-kets were once again decimated.

  In Asia, Japanese equities weakened further in reaction to the release of de-teriorating economic data and slow progress made toward the implementation of long-awaited banking reforms. Global market developments placed other Asian markets under additional pressure. In Latin America, the possibility of addi-tional currency devaluations continued to weigh on local stock markets.

  In such an environment, smaller capitalization "value" stocks, which repre-sent the majority of the Fund's holdings, fared even worse than large capital-ization stocks. As the sense of a crisis subsided, most market indices recov-ered by the end of the year; yet, these stocks underperformed significantly. In turn, this negatively impacted the overall performance of the Fund.

                              SUMMARY OF FUND DATA

  The table below covers the period from February 3, 1997 (commencement of op-erations) to December 31, 1998.

                                                                                  Net Asset
                                                                             Value of Investment
                                                                  Investment With Dividends and
                     Number               Net Asset Capital Gains   Income      Distributions
                    of Shares  Total Net    Value   Distributions Dividends       Reinvested
                   Outstanding   Assets   Per Share   Per Share   Per Share      (Cumulative)*
                   ----------- ---------- --------- ------------- ---------- -------------------
February 3, 1997
 (commencement of
 operations)          10,000   $  100,000  $10.00         --           --          $10.00
December 31, 1997    142,378    1,390,537    9.77         --           --            9.77
December 31, 1998    418,376    4,212,629   10.07         --        $0.11           10.18

--------
* The calculation is based on an assumed investment in one share with income dividends and capital gains distributions reinvested in additional shares. (No adjustment has been made for any income taxes payable by shareholders on such dividends.)

                          SoGen Overseas Variable Fund

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

  Number                                                     Cost       Value
 of Shares                                                 (Note 1)   (Note 1)
 ---------                                                ---------- ----------
           Common and Preferred Stocks
           United Kingdom (5.57%)
    35,000 Antofagasta Holdings plc (18)...............   $  136,043 $  103,019
     3,000 Scottish Media Group plc (12)...............       34,476     35,122
    35,000 Lonrho Africa plc (a)(18)...................       46,237     32,212
     5,000 Lonrho plc (18).............................       24,867     26,532
    20,000 Royal Doulton plc (9).......................       52,035     26,200
     7,000 McBride plc (9).............................       12,533     11,608
                                                          ---------- ----------
                                                             306,191    234,693
                                                          ---------- ----------
           Sweden (0.50%)
     5,000 Gorthon Lines AB "B' (7)....................       19,778     20,924
                                                          ---------- ----------
           Norway (1.20%)
     4,000 Schibsted ASA (12)..........................       66,571     50,537
                                                          ---------- ----------
           Netherlands (3.27%)
     2,500 Apothekers Cooperatie OPG U.A. (11).........       75,027     71,683
     2,000 Holdingmaatschappij de Telegraaf NV (12)....       42,778     53,729
     1,000 European City Estates NV (16)...............       13,598     12,448
                                                          ---------- ----------
                                                             131,403    137,860
                                                          ---------- ----------
           Belgium (0.27%)
        35 Deceuninck Plastics Industries SA (5).......        6,638     11,366
                                                          ---------- ----------
           Germany (8.31%)
       350 Buderus AG (6)..............................      155,275    129,283
       100 Axel Springer Verlag AG (12)................       70,325     84,087
       350 Bertlesmann AG D.R.C. (12)..................       42,237     47,194
     2,500 Gerresheimer Glas AG (6)....................       36,974     36,788
       500 Hornbach Holding AG Pfd. (10)...............       35,290     29,881
        50 Suedzucker AG Pfd. (9)......................       24,569     22,673
                                                          ---------- ----------
                                                             364,670    349,906
                                                          ---------- ----------
           France (11.30%)
        55 Societe Immobiliere Marseillaise (17).......       88,494    127,519
       225 Sagem ADP (8)...............................       74,177     92,580
       125 Societe Sucriere de Pithiviers-le-Vieil (4).       62,464     60,378
       240 Europe 1 Communication (12).................       52,810     56,031
       700 Emin Leydier (3)............................       42,021     30,305
       200 Didot-Bottin (17)...........................       27,847     28,982
       175 Legrand ADP (6).............................       22,098     27,863
       125 Robertet SA (9).............................       25,781     20,573
       250 Gaumont SA (12).............................       19,058     16,995
        25 Taittinger C.I. (9).........................        6,147     14,849
                                                          ---------- ----------
                                                             420,897    476,075
                                                          ---------- ----------
           Switzerland (6.63%)
       150 Kuehne & Nagel International AG Bearer (7)..      102,325    125,546
       250 Edipresse SA Bearer (12)....................       65,348     71,870
       150 Sika Finanz AG Bearer (5)...................       39,408     44,978
       100 Societe Generale d'Affichage D.R.C. (12)....       38,400     36,826
                                                          ---------- ----------
                                                             245,481    279,220
                                                          ---------- ----------
           Portugal (0.29%)
     1,000 Companhia de Celulose do Caima (3)..........       16,371     12,139
                                                          ---------- ----------

                          SoGen Overseas Variable Fund

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

  Number                                                       Cost      Value
 of Shares                                                   (Note 1)  (Note 1)
 ---------                                                   --------  --------
           Common and Preferred Stocks (continued)
           Turkey (0.68%)
    20,000 Usas Ucak Servisi A.S. (13)....................   $ 25,749  $ 28,535
                                                             --------  --------
           Japan (23.09%)
     3,000 Fuji Photo Film Co., Ltd. ADR (9)..............    101,581   109,875
       700 Toho Co., Ltd. (12)............................     74,261    95,493
    18,000 The Nichido Fire & Marine Insurance Co., Ltd.
            (14)..........................................     93,809    88,037
     1,000 Secom Co., Ltd. (13)...........................     63,488    82,485
    18,000 Nisshinbo Industries, Inc. (9).................     77,252    62,498
    12,000 Okumura Corporation (5)........................     42,586    52,981
    15,000 The Dai-Tokyo Fire & Marine Insurance Co., Ltd.
            (14)..........................................     56,282    52,875
     2,000 Shimano Inc. (9)...............................     39,126    51,377
     5,000 Nitto Kohki Co., Ltd. (6)......................     42,570    40,978
       700 Benesse Corporation (13).......................     23,961    37,691
     7,000 Sotoh Co., Ltd. (9)............................     44,924    37,013
       500 Hirose Electric Co., Ltd. (8)..................     26,088    34,853
     3,000 SK Kaken Company Limited (5)...................     31,392    34,369
     7,000 Shoei Co., Ltd. (17)...........................     49,491    34,113
     5,000 Yomeishu Seizo Co., Ltd. (9)...................     27,263    31,769
     1,000 T. Hasegawa Co., Ltd. (9)......................     19,801    26,658
     7,000 Tachi-S Co., Ltd. (6)..........................     33,705    26,402
     7,000 Aida Engineering, Ltd. (6).....................     35,489    25,045
     5,000 The Dowa Fire & Marine Insurance Co., Ltd.
            (14)..........................................     15,034    18,506
    10,000 Iino Kaiun Kaisha, Ltd. (7)....................     22,300    16,744
     3,000 Tokyo Tungsten Co., Ltd. (1)...................     16,198    12,955
                                                             --------  --------
                                                              936,601   972,717
                                                             --------  --------
           Hong Kong (3.44%)
   311,618 CDL Hotels International Limited (16)..........    106,067    80,041
   150,000 Shaw Brothers (Hong Kong) Limited (12).........     89,662    64,860
                                                             --------  --------
                                                              195,729   144,901
                                                             --------  --------
           Singapore and Malaysia (6.26%)
    70,000 Clipsal Industries Ltd. (5)....................     64,576    70,000
    30,000 Times Publishing Limited (12)..................     46,669    46,881
    35,000 Delgro Corporation Ltd. (13)...................     36,647    45,367
    20,000 Genting Berhad (d)(17).........................     36,922    43,421
    25,000 Tronoh Mines Malaysia Berhad (d)(20)...........     22,481    32,500
    50,000 Thakral Corporation Ltd. (8)...................     18,750    25,591
                                                             --------  --------
                                                              226,045   263,760
                                                             --------  --------
           Thailand (0.30%)
     2,500 The Oriental Hotel Public Company Limited (16).     13,568    12,758
                                                             --------  --------
           Australia and New Zealand (7.92%)
   100,000 Carter Holt Harvey Limited (3).................    106,544    89,454
    20,000 Independent Press Communications Limited 5%
            exchangeable preference shares due 11/30/2003
            (a)(12).......................................     94,109    78,930
   100,000 Spotless Services Limited (13).................     78,428    68,488
   125,000 Tasman Agriculture Limited (4).................     54,510    52,620
   125,000 Shortland Properties Limited (16)..............     40,427    44,069
                                                             --------  --------
                                                              374,018   333,561
                                                             --------  --------
           Canada (2.06%)
     3,500 Canadian Pacific Limited (18)..................     95,316    66,063

                          SoGen Overseas Variable Fund

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

    Number                                                Cost        Value
   of Shares                                            (Note 1)    (Note 1)
   ---------                                           ----------  ----------
               Common and Preferred Stocks
                (continued)
               Canada (continued)
         5,000 Legacy Hotels Real Estate Investment
                Trust (16)..........................   $   20,746  $   20,901
                                                       ----------  ----------
                                                          116,062      86,964
                                                       ----------  ----------
               Mexico (2.16%)
        30,000 Industrias Penoles, S.A. de C.V. (1).      111,002      90,863
                                                       ----------  ----------
               Miscellaneous (3.65%)
         4,500 Banco Latinoamericano de
                Exportaciones S.A., Class "E'
                (BLADEX) (14).......................      111,524      74,813
         5,000 Freeport McMoRan Copper & Gold Inc.,
                Preferred Series "B' (c)(20)........      104,578      74,375
        13,990 Minas de Arcata S.A. (a)(20).........       14,830       4,567
                                                       ----------  ----------
                                                          230,932     153,755
                                                       ----------  ----------
               Total Common and Preferred Stocks....    3,807,706   3,660,534
                                                       ----------  ----------
   Principal
    Amount
   ---------
               Bonds, Notes and Convertible Bonds
               U.S. Dollar Convertible Bonds (5.75%)
 $      65,000 Danka Business Systems plc 6 3/4% due
                4/01/2002 (9).......................       38,374      22,100
        25,000 LUKINTER Finance BV 3 1/2% due
                5/06/2002 (2).......................       22,110       9,375
        25,000 International Container Terminal
                Services, Inc. 1 3/4% due 3/13/2004
                (7).................................       22,006      19,125
        25,000 SK Telecom Co. Ltd. 7 3/4% due
                4/29/2004 (13)......................       22,382      22,531
       100,000 Scandinavian Broadcasting System SA 7
                1/4% due 8/01/2005 (12).............       99,566     104,875
        20,000 P.T. Inti Indorayon Utama 7% due
                5/02/2006 (3).......................       14,279       3,800
        30,000 LG Electronics Inc. 1/4% due
                12/31/2007 (8)......................       21,483      24,450
        30,000 Samsung Electronics Co. Ltd. 0% due
                12/31/2007 (a)(8)...................       24,265      27,000
        10,000 Samsung Electronics Co. Ltd. 0% due
                12/31/2007 (a)(b)(8)................        8,704       9,000
                                                       ----------  ----------
                                                          273,169     242,256
                                                       ----------  ----------
               U.S. Dollar Bonds and Notes (0.72%)
        50,000 Bangkok Bank Public Co. 8 3/8% due
                1/15/2027 (b)(14)...................       18,003      30,500
                                                       ----------  ----------
               Non U.S. Dollar Convertible Bonds
                (2.19%)
 CAD    15,000 InterTAN, Inc. 9% due 8/30/2000 (10).       10,971      10,557
 GBP    10,000 Lonmin Finance plc 6% due 2/27/2004
                (18)................................       14,637      14,302
 GBP    20,000 Berisford plc 5% due 1/31/2015 (9)...       26,806      26,615
 JPY 5,000,000 Hanshin Electric Railway Co., Ltd. 1
                1/2% due 9/30/2005 (7)..............       33,323      40,758
                                                       ----------  ----------
                                                           85,737      92,232
                                                       ----------  ----------
               Non U.S. Dollar Bonds and Notes
                (2.44%)
 NZD   100,000 Trans Power Finance Limited 8% due
                3/15/2002 (15)......................       55,967      55,628
 AUD    65,000 Queensland Treasury Corporation 8%
                due 9/14/2007 (19)..................       49,778      47,030
                                                       ----------  ----------
                                                          105,745     102,658
                                                       ----------  ----------
               Total Bonds, Notes and Convertible
                Bonds...............................      482,654     467,646
                                                       ----------  ----------
               Total Investments (98.00%)...........   $4,290,360*  4,128,180**
                                                       ==========
               Other assets in excess of liabilities
                (2.00%).............................                   84,449
                                                                   ----------
               Net assets (100.00%).................               $4,212,629
                                                                   ==========

                         SoGen Overseas Variable Fund

                       NOTES TO SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1998

(a) Non-income producing security.

(b) Security is exempt from registration under the Securities Act of 1933 and may only be sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

(c) Commodity-linked security whereby the coupon, dividend and/or redemption amount is linked to the price of an underlying commodity.

(d) Security for which there are less than three market makers.

 * At December 31, 1998 cost is substantially identical for both book and fed-eral income tax purposes.

** Gross unrealized appreciation and depreciation of securities at December
   31, 1998 were $336,581 and $498,761, respectively. (Net depreciation was $162,180.)

Foreign Currencies       Industry Classifications
------------------       ------------------------
CAD--Canadian Dollar      (1) Metals and Minerals (11) Health Care
GBP--Pound Sterling       (2) Energy              (12) Media
JPY--Japanese Yen         (3) Forest Products     (13) Services
NZD--New Zealand Dollar   (4) Agriculture         (14) Financial Institutions
AUD--Australian Dollar    (5) Building Materials  (15) Utilities
                          (6) Capital Goods       (16) Real Estate
                          (7) Transportation      (17) Holding Companies
                          (8) Electronics         (18) Conglomerates
                          (9) Consumer Products   (19) Government Issues
                         (10) Distribution        (20) Gold Related

--------
See Notes to Financial Statements.

                          SoGen Overseas Variable Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

Assets:
  Investments, at value (Note 1):
   Common and preferred stock (identified cost, $3,807,706).... $3,660,534
   Bonds, notes, and convertible bonds (identified cost,
    $482,654)..................................................    467,646
                                                                ----------
      Total investments (cost $4,290,360)......................  4,128,180
  Cash.........................................................     94,058
  Receivable for Fund shares sold..............................      3,391
  Receivable for investment securities sold....................      3,178
  Receivable for forward currency contracts held, at value
   (Notes 1 and 6).............................................      5,246
  Accrued interest and dividends receivable....................     19,877
  Deferred organization costs (Note 1).........................     54,176
  Receivable from SGAM Corp. (Note 2)..........................     11,221
  Prepaid expenses (Note 1)....................................      1,006
                                                                ----------
      Total Assets.............................................  4,320,333
                                                                ----------
Liabilities:
  Payable for investment securities purchased..................     11,267
  Payable for forward currency contracts held, at value (Notes
   1 and 6)....................................................     62,553
  Distribution fees payable (Note 3)...........................     10,454
  Directors' fees payable (Note 2).............................        862
  Accrued expenses and other liabilities.......................     22,568
                                                                ----------
      Total Liabilities........................................    107,704
                                                                ----------
Net Assets:
  Capital stock (par value, $0.001 per share)..................        418
  Capital surplus..............................................  4,333,062
  Net unrealized appreciation (depreciation) on:
    Investments................................................   (162,180)
    Forward currency contracts.................................    (57,307)
    Foreign currency related transactions......................        446
  Undistributed net realized gains on investments..............     62,115
  Undistributed net investment income..........................     36,075
                                                                     ------
      Net Assets (Note 1)...................................... $4,212,629
                                                                ==========
Net Asset Value per Share (NAV) (based on 418,376 shares
  outstanding; 1,000,000,000 shares authorized) (Note 5)....... $    10.07
                                                                ==========
Maximum Offering Price per Share............................... $    10.07
                                                                ==========

--------
See Notes to Financial Statements.

                          SoGen Overseas Variable Fund

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

Investment Income:
  Income:
    Dividends (net of $6,848 foreign taxes withheld)................ $ 70,828
    Interest (net of $336 foreign taxes withheld)...................   50,151
                                                                     --------
     Total income from operations...................................  120,979
                                                                     --------
  Expenses:
    Investment advisory fees (Note 2)...............................   25,717
    Directors' fees (Note 2)........................................   42,000
    Custodian fees..................................................   32,889
    Audit fees......................................................   24,000
    Amortization of deferred organization costs (Note 1)............   17,571
    Printing........................................................   13,400
    Distribution fees (Note 3)......................................    8,540
    Insurance.......................................................      683
    Legal fees......................................................      500
    Miscellaneous...................................................    5,000
                                                                     --------
     Total expenses from operations.................................  170,300
                                                                     --------
  Advisory fees waived (Note 2).....................................  (25,717)
  Expense reimbursement (Note 2)....................................  (88,434)
  Expense reduction due to earnings credits (Note 1)................   (4,889)
                                                                     --------
     Net expenses from operations...................................   51,260
                                                                     --------
  Net investment income (Note 1)....................................   69,719
                                                                     --------
Realized and Unrealized Gains (Losses) on Investments and Foreign
 Currency Related Transactions (Notes 1 and 6):
  Net realized gain (loss) from:
    Investment transactions.........................................   74,669
    Foreign currency related transactions...........................  (39,806)
                                                                     --------
                                                                       34,863
                                                                     --------
  Change in unrealized appreciation (depreciation) of:
    Investments.....................................................  (81,671)
    Foreign currency related transactions...........................  (70,102)
                                                                     --------
                                                                     (151,773)
                                                                     --------
  Net loss on investments and foreign currency related transactions. (116,910)
                                                                     --------
Net Decrease in Net Assets Resulting from Operations................ $(47,191)
                                                                     ========

--------
See Notes to Financial Statements.

                          SoGen Overseas Variable Fund

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                               For the Period
                                                 Year Ended  February 3, 1997++
                                                December 31,  to December 31,
                                                    1998            1997
                                                ------------ ------------------
Operations:
 Net investment income (loss)..................  $   69,719      $   (1,057)
 Net realized gains from investments and
  foreign currency related transactions........      34,863          18,552
 Increase in unrealized depreciation of
  investments and foreign currency related
  transactions.................................    (151,773)        (67,268)
                                                 ----------      ----------
  Net decrease in assets resulting from
   operations..................................     (47,191)        (49,773)
                                                 ----------      ----------
Distributions to Shareholders:
 Dividends paid from net investment income.....     (45,275)            --
                                                 ----------      ----------
  Decrease in net assets resulting from
   distributions...............................     (45,275)            --
                                                 ----------      ----------
Fund Share Transactions (Note 5):
 Net proceeds from shares sold.................   4,199,368       1,587,377
 Net asset value of shares issued for
  reinvested
  dividends and distributions..................      45,275             --
 Cost of shares redeemed.......................  (1,330,085)       (247,067)
                                                 ----------      ----------
  Increase in net assets from Fund share
   transactions................................   2,914,558       1,340,310
                                                 ----------      ----------
  Net increase in net assets...................   2,822,092       1,290,537
Net Assets (Note 1):
 Beginning of period...........................   1,390,537         100,000
                                                 ----------      ----------
 End of period (including undistributed net
  investment income of $36,075 and $9,480,
  respectively)................................  $4,212,629      $1,390,537
                                                 ==========      ==========

--------
++Commencement of operations
--------
See Notes to Financial Statements.

                          SoGen Overseas Variable Fund

                         NOTES TO FINANCIAL STATEMENTS

Note 1--Significant Accounting Policies

  SoGen Variable Funds, Inc. (the "Company") is an open-end, diversified man-agement investment company registered under the Investment Company Act of 1940, as amended. The Company consists of one portfolio, SoGen Overseas Variable Fund (the "Fund"). The following is a summary of significant accounting policies ad-hered to by the Fund.

  a) Security valuation--Portfolio securities held in the Fund are valued based on market quotations where available. Short-term investments maturing in sixty days or less are valued at cost plus interest earned, which approximates value. Securities for which current market quotations are not readily available and any restricted securities are valued at fair value as determined in good faith by the Board of Directors.

  b) Deferred organization costs--Costs incurred in connection with the organi-zation of the Fund have been capitalized and are being amortized on a straight-line basis over a sixty-month period from the date the Fund commenced invest-ment operations.

  c) Security transactions and income--Security transactions are accounted for on a trade date basis. The specific identification method is used in determin-ing realized gains and losses from security transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the ac-crual basis. In computing investment income, the Fund amortizes discounts on debt obligations; however, premiums are not amortized.

  d) Expenses--Earnings credits reduce custodian fees by the amount of interest earned on balances with such service providers.

  e) Foreign currency translation--The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

  The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that por-tion of gains and losses on investments which is due to changes in foreign ex-change rates from that which is due to changes in market prices of the equity securities. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

  f) Forward currency contracts--In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such con-tracts to hedge certain other foreign currency denominated investments. These contracts are valued at current market, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

                          SoGen Overseas Variable Fund

  g) U.S. income taxes--No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the In-ternal Revenue Code for a regulated investment company. Such income dividends and capital gains distributions are declared and paid by the Fund on an annual basis.

  h) Reclassification of capital accounts--On the statements of assets and lia-bilities, as a result of certain differences in the computation of net invest-ment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made to increase undistributed net investment income, increase undis-tributed net realized gains on investments and decrease capital surplus in the amounts of $2,151, $19,237 and $21,388, respectively.

  i) Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make esti-mates and assumptions that affect the reported amounts of assets and liabili-ties at the date of the financial statements and the reported amounts of reve-nues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2--Investment Advisory Agreement and Transactions with Related Persons

  Under the terms of an investment advisory agreement dated August 16, 1996, the Fund pays Societe Generale Asset Management Corp. ("SGAM Corp.") a monthly advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund. In return, SGAM Corp. provides the Fund with advisory services and pays certain Fund expenses, including salaries and office costs. SGAM Corp. has agreed to waive its advisory fee and, if necessary, reimburse the Fund through April 30, 1999 to the extent that the Fund's aggregate expenses exceed 1.50% of the Fund's average daily net assets. For the year ended December 31, 1998, the Fund's investment advisory fees of $25,717 were waived in their entirety by SGAM Corp. In addition, SGAM Corp. voluntarily reimbursed the Fund for expenses in the amount of $88,434.

  For the year ended December 31, 1998, SG Cowen Securities Corporation ("SGCS") or its affiliates received $928 in broker's commissions for portfolio transactions executed on behalf of the Fund.

  Each director who is not an officer of the Company or an employee of SGAM Corp., SGCS or its corporate affiliates is paid an annual fee of $6,000 plus $1,000 for each meeting attended. For the year ended December 31, 1998 such fees amounted to $42,000.

Note 3--Distribution Plan and Agreement

  The Company has entered into a Distribution Plan and Agreement (the "Plan") with SGCS, pursuant to the provisions of Rule 12b-1 under the Investment Com-pany Act of 1940, whereby the Fund may pay quarterly, a distribution related fee to SGCS at an annual rate of up to 0.25% of the Fund's average daily net assets. The Plan provides that SGCS will use amounts payable by the Fund under the Plan, in their entirety for payments to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servic-ing-related expenses incurred or paid by such insurance companies. For the year ended December 31, 1998, the distribution fees paid or payable to SGCS by the Fund were $8,540.

Note 4--Purchases and Sales of Securities

  During the year ended December 31, 1998, the aggregate cost of purchases of investments and proceeds from sales of investments, totaled $3,726,906 and $638,899, respectively.

                          SoGen Overseas Variable Fund

Note 5--Capital Stock

  Transactions in shares of capital stock were as follows:

                                                               Period from
                                           Year Ended     February 3, 1997++ to
                                        December 31, 1998   December 31, 1997
                                        ----------------- ---------------------
   Shares sold.........................      403,890             156,221
   Shares issued for reinvested
    dividends
    and distributions..................        4,602                 --
   Shares redeemed.....................     (132,494)            (23,843)
                                            --------             -------
     Net increase......................      275,998             132,378
                                            ========             =======

  ++Commencement of operations.

Note 6--Commitments

  As of December 31, 1998, the Fund had entered into forward currency con-tracts, as summarized below, resulting in net unrealized depreciation of $57,307.

Transaction Hedges:

Foreign Currency Purchases

Settlement                                U.S. $ Value at      U.S $         Unrealized        Unrealized
  Dates          Foreign Currency To       December 31,        To Be       Appreciation at   Depreciation at
 Through             Be Received               1998          Delivered    December 31, 1998 December 31, 1998
----------  ----------------------------- --------------- --------------- ----------------- -----------------
 1/07/99         3,545 Pound Sterling       $    5,878        $    5,962             --                $(84)
                                            ----------    --------------    ------------     ---------------
Foreign Currency Sales

Settlement                                     U.S $      U.S. $ Value at    Unrealized        Unrealized
  Dates          Foreign Currency To           To Be       December 31,    Appreciation at   Depreciation at
 Through            Be Delivered             Received          1998       December 31, 1998 December 31, 1998
----------  ----------------------------- --------------- --------------- ----------------- -----------------
 1/06/99       109,356 Belgian Franc             3,179             3,178          $    1                 --
                                            ----------    --------------    ------------     ---------------
Portfolio Hedges:

Settlement                                     U.S $      U.S. $ Value at    Unrealized        Unrealized
  Dates          Foreign Currency To           To Be       December 31,    Appreciation at   Depreciation at
 Through            Be Delivered             Received          1998       December 31, 1998 December 31, 1998
----------  ----------------------------- --------------- --------------- ----------------- -----------------
 7/15/99       156,000 Australian Dollar        97,706            95,238           2,468                 --
 7/22/99       230,000 Swiss Franc             171,455           169,426           2,029                 --
 7/08/99       397,000 Deutsche Mark           239,265           239,812             --                 (547)
 7/01/99     1,436,000 French Franc            261,818           261,146             672                 --
 5/05/99             0 Pound Sterling           40,222            40,146              76                 --
 7/29/99    72,113,000 Japanese Yen            689,148           747,418             --              (58,270)
10/05/01       368,500 New Zealand Dollar      190,969           194,621             --               (3,652)
                                            ----------    --------------    ------------     ---------------
                                             1,690,583         1,747,807           5,245             (62,469)
                                            ----------    --------------    ------------     ---------------
                                            $1,699,640        $1,756,947          $5,246            $(62,553)
                                            ==========    ==============    ============     ===============

                         SoGen Overseas Variable Fund

                             FINANCIAL HIGHLIGHTS

                                                               For the Period
                                                 Year Ended  February 3, 1997++
                                                December 31,  to December 31,
                                                    1998            1997
                                                ------------ ------------------
Selected Per Share Data
Net asset value, beginning of period...........    $ 9.77          $10.00
                                                   ------          ------
Income from investment operations:
  Net investment income (loss).................      0.12           (0.01)
  Net realized and unrealized gains (losses) on
   investments.................................      0.29           (0.22)
                                                   ------          ------
   Total from investment operations............      0.41           (0.23)
                                                   ------          ------
Less distributions:
  Dividends from net investment income.........     (0.11)            --
                                                   ------          ------
Net asset value, end of period.................    $10.07          $ 9.77
                                                   ======          ======
Total Return...................................      4.21%          (2.30%)@
Ratios and Supplemental Data
Net assets, end of period (000's)..............    $4,213          $1,391
Ratio of operating expenses to average net
 assets........................................      1.50%+          2.00%*+
Ratio of net investment income to average net
 assets........................................      2.04%#         (0.14%)*#
Portfolio turnover rate........................     21.35%           8.88%

--------
++ Commencement of operations.
 @ Total return is not annualized, as it may not be representative of the total return for the year.
 * Annualized.
 + The annualized ratios of operating expenses to average net assets for the year ended December 31, 1998 and the period from February 3, 1997 to Decem-ber 31, 1997 would have been 4.98% and 16.07%, respectively, without the effect of earnings credits, and the investment advisory fee waiver and ex-pense reimbursement provided by SGAM Corp.
 # The annualized ratios of net investment income to average net assets for the year ended December 31, 1998 and the period from February 3, 1997 to December 31, 1997 would have been (1.44%) and (14.20%) respectively, with-out the effect of earnings credits, and the investment advisory fee waiver and expense reimbursement provided by SGAM Corp.
--------
See Notes to Financial Statements.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
SoGen Variable Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SoGen Overseas Variable Fund, a portfolio of SoGen Variable Funds, Inc., as of December 31, 1998, the related statement of operations for the year then ended, and statements of changes in net assets and financial highlights for the year then ended and for the period from February 3, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodians. As to securities purchased and sold but not yet received or delivered we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SoGen Overseas Variable Fund, a portfolio of SoGen Variable Funds, Inc. as of Decem-ber 31, 1998, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from February 3, 1997 to December 31, 1997, in confor-mity with generally accepted accounting principles.


                                                  KPMG LLP

New York, New York
February 12, 1999

                         SoGen Overseas Variable Fund
                          1221 Avenue of the Americas
                              New York, NY 10020

DIRECTORS AND OFFICERS

Directors
Philippe Collas                Dominique Raillard
Jean-Marie Eveillard           Nathan Snyder
Fred J. Meyer

Officers

Philippe Collas...........................................Chairman of the Board
Jean-Marie Eveillard..................................................President
Philip J. Bafundo.......................Vice President, Secretary and Treasurer
Ignatius Chithelen...............................................Vice President
Sean J. McKeown..................................................Vice President
Edwin S. Olsen...................................................Vice President
Catherine A. Shaffer.............................................Vice President
Elizabeth Tobin..................................................Vice President
Charles de Vaulx.................................................Vice President
Lynn L. Chin...................Assistant Vice President and Assistant Treasurer
Richard M. Boyer.......................................Assistant Vice President
John L. DeVita.........................................Assistant Vice President
Carol Moreno................................................Assistant Secretary
Warren Chan.................................................Assistant Treasurer

INVESTMENT ADVISER                        UNDERWRITER
Societe Generale Asset Management Corp.   SG Cowen Securities Corporation
1221 Avenue of the Americas               1221 Avenue of the Americas
New York, NY 10020                        New York, NY 10020


LEGAL COUNSEL                             INDEPENDENT AUDITORS
Dechert Price & Rhoads                    KPMG LLP
30 Rockefeller Plaza                      757 Third Avenue
New York, NY 10112                        New York, NY 10017


DOMESTIC CUSTODIAN                        GLOBAL CUSTODIAN
Investors Fiduciary Trust Company         The Chase Manhattan Bank
801 Pennsylvania                          4 Chase MetroTech Center
Kansas City, MO 64105                     Brooklyn, NY 11245

SHAREHOLDER SERVICING AGENT
Investors Fiduciary Trust Company
801 Pennsylvania
Kansas City, MO 64105

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of SoGen Variable Funds, Inc.